UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2015

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STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

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Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

501 N. Broadway, St. Louis, Missouri  63102-2188

(Address of principal executive offices and zip code)

(314) 342-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2015, Stifel Financial Corp. (“Stifel”) reported its financial results for the three months ended June 30, 2015. A copy of the related press release is attached hereto as Exhibit 99.1.

Stifel will hold a conference call on Monday, August 10, 2015, at 5:00 p.m. Eastern time. All interested parties are invited to listen to Stifel Chairman and CEO, Ronald J. Kruszewski, by dialing (877) 876-9938 and referencing conference ID #43107467. A live audio webcast of the call, as well as a presentation highlighting the company’s results, will be available through Stifel’s web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call. The investor presentation is attached hereto as Exhibit 99.2.

The exhibits are being furnished pursuant to Item 2.02, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated August 10, 2015.
99.2	Investor presenation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: August 10, 2015	By:	/s/ James M. Zemlyak
	Name:	James M. Zemlyak
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated August 10, 2015.
99.2	Investor presentation

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